UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) July 20, 1999


                                     0-16979
                            (Commission File Number)


                         ------------------------------


                             TYCO INTERNATIONAL LTD.
             (Exact name of registrant as specified in its charter)


                 Bermuda                                Not applicable
      (Jurisdiction of Incorporation)                   (IRS Employer
                                                  Identification Number)


   The Gibbons Building, 10 Queen Street, Suite 301, Hamilton, HM11, Bermuda
              (Address of registrant's principal executive office)


                                  441-292-8674*
                         (Registrant's telephone number)


                         ------------------------------

*The executive offices of Registrant's principal United States subsidiary, Tyco International (US) Inc., are located at One Tyco Park, Exeter, New Hampshire 03833. The telephone number there is (603) 778-9700.

--------------------------------------------------------------------------------

ITEM 5.   Other Events

     Reference is made to the press release issued to the public by the Registrant on July 20, 1999, the text of which is attached hereto as Exhibit 99, for a description of the events reported pursuant to this Form 8-K.


ITEM 7.   Financial Statements, Pro Forma Financial Information and Exhibits

          (c)Exhibits.

Exhibit Number                          Title
--------------                          -----

     99.1             Press Release dated July 20, 1999.

                                SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                              TYCO INTERNATIONAL LTD.


                              By: /s/ Mark H. Swartz
                                  -------------------------------
                                   Mark H. Swartz
                                   Executive Vice President and
                                   Chief Financial Officer
                                   (Principal Financial and
                                   Accounting Officer)


Date: July 21, 1999

                               Exhibit Index

Exhibit Number                     Title                         Page
--------------                     -----                         ----

     99.1            Press Release dated July 20, 1999.             6